EXHIBIT 10.1

                        AMENDMENT OF EMPLOYMENT AGREEMENT

WHEREAS, Everest Reinsurance Company (the "Company"), Everest Reinsurance Holdings, Inc. ("Holdings") and Joseph V. Taranto were parties to an employment agreement effective as of January 1, 2000, as amended (the "Employment Agreement"); and

WHEREAS, pursuant to a restructuring of Holdings, Holdings became a wholly-owned subsidiary of Everest Re Group, Ltd. ("Everest Group"); and

WHEREAS, in connection with the restructuring, Everest Group established a subsidiary, Everest Global Services, Inc. ("Everest Services"); and

WHEREAS, the Employment Agreement was thereafter amended in connection with the restructuring to reflect the restructuring and the establishment of Everest Services; and

WHEREAS, (a) Taranto has previously transferred to employment with Everest Services; (b) as required under the Employment Agreement, Everest Services has been substituted for the Company under the Employment Agreement; (c) Everest Services has adopted and has become a party to the Employment Agreement; and (d) the Employment Agreement has been previously amended to reflect all of the foregoing transactions; and

WHEREAS, the parties have now agreed to a further modification to the Employment Agreement and it is now desirable to amend the Employment Agreement to reflect such modification.

NOW, THEREFORE, the Employment Agreement is hereby amended, effective as of April 18, 2003 by substituting the following for Section 2 of the Employment
Agreement:

"2. Term. The term of employment under this agreement shall commence as of January 1, 2000 (the `Appointment Date') and shall continue through March 31, 2006 unless sooner terminated in accordance with this Agreement."

IN WITNESS WHEREOF, the parties have executed this amendment to the Employment Agreement as of April 18, 2003.


Everest Reinsurance Company                   Everest Reinsurance Holdings, Inc.

By: /s/ JOSEPH A. GERVASI                     By: /s/ JOSEPH A. GERVASI
    ---------------------                         ---------------------
    Joseph A. Gervasi                             Joseph A. Gervasi
    Senior Vice President                         Senior Vice President

Everest Re Group, Ltd.                        Everest Global Services, Inc.

By: /s/ JOSEPH A. GERVASI                     By: /s/ JOSEPH A. GERVASI
    ---------------------                         ---------------------
    Joseph A. Gervasi                             Joseph A. Gervasi
    Senior Vice President                         Senior Vice President

                            /s/ JOSEPH V. TARANTO
                            ---------------------
                                Joseph V. Taranto